INDEPENDENT  AUDITORS'  CONSENT



We hereby consent to the use of our report, dated June 3, 1999, in their annual report on Form 10-SB for the period ended March 31, 1999 for Market Formulation and Research Corp.


                                          /s/  Crouch Bierwolf  &  Chisholm

                                          CROUCH  BIERWOLF & CHISHOLM

Salt Lake City, Utah
April  17,  2000